SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                       Date of Report: November 9, 1998


             (Date of earliest event reported: October 27, 1998)


                             Tadeo Holdings, Inc.
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            (Exact name of registrant as specified in its charter)


      Delaware                      1-11568                       95-4228470
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(State or other jurisdiction       (Commission                  (IRS Employer
  of incorporation)                 File Number)            Identification No.)


    42705 Grand River Avenue - Suite 20,        Novi, Michigan          48375
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code (248) 344-9599
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                                        N/A
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        (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.

         On October 27, 1998, Tadeo Holdings, Inc., a Delaware corporation ("Tadeo"), completed the acquisition of Astratek, Inc., a New York corporation ("Astratek"). Tadeo acquired Astratek pursuant to a merger (the "Merger") of Astratek Acquisition Corp. ("AAC"), a
         wholly-owned subsidiary of Tadeo, with and into Astratek, with Astratek, becoming the wholly-owned subsidiary of Tadeo, as the surviving corporation of the Merger. The Merger was effected in accordance with the Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 23, 1998, among Tadeo, AAC, Astratek, and the shareholders of Astratek. Astratek develops software tools and related products for internet and intranet technology and provides consulting and professional services for several major companies. As the Merger Consideration delivered to Astratek shareholders, Tadeo issued 2,294,900 shares of Tadeo common stock in exchange for cancellation of all the issued and outstanding shares of the capital stock of Astratek prior to the Merger and the issuance of 100 shares of Astratek common stock to Tadeo post-Merger. The acquisition is accounted for as a pooling of interests business combination.

         Tadeo determined the composition of the Merger Consideration based upon its due diligence and analysis of the market for the products and services developed and sold by Astratek, Astratek's past sales history, the potential for future Astratek sales and product developments and the quality and caliber of Astratek's personnel. In order to support Astratek's operations and working capital needs, Tadeo provided $450,000 of short-term financing to Astratek prior to consummation of the Merger.

         As part of the Astratek Merger, Astratek, Tadeo and Alexander Kalpaxis all executed an Employment Agreement pursuant to which Alexander Kalpaxis serves as Chairman and Chief Executive Officer of Astratek, and Executive Vice President and Chief of Engineering and Technology of Tadeo. Mr. Kalpaxis has also been appointed to the Tadeo Board of Directors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a. Financial statements of businesses acquired.

            Astratek, Inc.

            Audited financial Statements for the years ended April 30, 1998 and 1997.

            Unaudited Financial Statements for the four months ended August 31, 1998,


         b. Pro forma financial information.


            Unaudited Pro Forma Financial Information of Astratek, Inc. and Tadeo Holdings, Inc.


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         c. Exhibits.

            Exhibit Number                Exhibit Name

            Exhibit 2.1 Agreement and Plan of Merger, dated as of October 23, 1998, among Tadeo
                                          Holdings,       Inc.,       Astratek
                                          Acquisition Corp.,  Astratek,  Inc.,
                                          Alexander  Kalpaxis,   Robert  Rubin
                                          and  The  Rubin  Family  Irrevocable
                                          Stock Trust.

            Exhibit 10.1 Employment Agreement, dated October 23, 1998, among Tadeo Holdings, Inc., Astratek, Inc. and Alexander Kalpaxis.




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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 9, 1998               TADEO HOLDINGS, INC.


                                       By:/s/ Brian Bookmeier
                                          ---------------------------
                                          Brian Bookmeier
                                          President and Chief Executive Officer




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                                EXHIBIT INDEX

       Exhibit Number             Exhibit Name                  Location

        Exhibit 2.1     Agreement and Plan of Merger,        Filed herewith
                        dated as of October 23, 1998,
                        among Tadeo Holdings, Inc.,
                        Astratek Acquisition Corp.,
                        Astratek, Inc., Alexander
                        Kalpaxis, Robert Rubin and The
                        Rubin Family Irrevocable Stock
                        Trust.

        Exhibit 10.1    Employment Agreement, dated          Filed herewith
                        October 1, 1998, among Tadeo
                        Holdings, Inc., Astratek, Inc.
                        and Alexander Kalpaxis.